Exhibit 99.1

For Immediate Release:
RENT-A-CENTER, INC. ANNOUNCES SELECTED
PRELIMINARY FOURTH QUARTER 2016 FINANCIAL INFORMATION
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Plano, Texas, January 18, 2017 - Rent-A-Center, Inc. (the "Company") (NASDAQ/NGS: RCII), one of the largest rent-to-own operators in North America, today pre-released selected preliminary unaudited financial information for the quarter ended December 31, 2016. The Company will release its full fourth quarter 2016 financial results on February 13, 2017.
As of the date of this release, the Company has not completed its financial statement reporting process for the quarter. During the course of that process, the Company may identify items that would require it to make adjustments, which may be material, to the information presented below. As a result, the preliminary unaudited financial information included in this release is forward-looking information and is subject to risks and uncertainties, including possible adjustments to the preliminary financial information.
Preliminary Unaudited Financial Information for Fourth Quarter 2016
The Company estimates Core U.S. same store sales for the three months ended December 31, 2016 to be down approximately 14%, Acceptance Now same store sales to be up 1-2%, and diluted losses per share on both a GAAP basis and excluding special items are expected to be between $0.20 and $0.30.
“The fourth quarter proved to be more challenging than expected,” said Mark E. Speese, Interim Chief Executive Officer of Rent-A-Center, Inc. “In our Core Rent-A-Center stores, recovery from the POS system issues in recapturing the rental portfolio lost during prior periods and account management improvement did not happen as quickly as planned. While the portfolio increased sequentially, as it typically does during the period, the company was heavily promotional which also impacted the quarter.”
Preliminary Results Conference Call
The Company will hold a conference call today, January 18, 2017, at 5:00pm ET to discuss its preliminary fourth quarter results. To access this call, dial (800) 399-0012 (U.S./Canada) or (404) 665-9632 (international). Digital playback will be available starting January 18th at 7:00pm ET. For playback, please dial (855) 859-2056 or (404) 537-3406 and reference Conference ID #55995460. In addition, live audio of the conference call will also be available on the company’s investor relations website at http://investor.rentacenter.com beginning January 18th at 7:00pm ET.
Fourth Quarter 2016 Earnings Release and Conference Call Details
The Company expects to release its full fourth quarter 2016 financial results on Monday, February 13, 2017, after the market closes. At 8:30am ET on Tuesday, February 14, 2017, the Company will host a conference call to discuss the results. A live audio of the conference call will be available on the company’s investor relations website at http://investor.rentacenter.com.
About Rent-A-Center, Inc.
A rent-to-own industry leader, Plano, Texas-based, Rent-A-Center, Inc., is focused on improving the quality of life for its customers by providing them the opportunity to obtain ownership of high-quality, durable products such as consumer electronics, appliances, computers, furniture and accessories, under flexible rental purchase agreements with no long-term obligation. The Company owns and operates approximately 2,600 stores in the United States, Mexico, Canada and Puerto Rico, and approximately 1,870 Acceptance Now kiosk locations in the United States and Puerto Rico. Rent-A-Center Franchising International, Inc., a wholly owned subsidiary of the Company, is a national franchiser of approximately 230 rent-to-own stores operating under the trade names of "Rent-A-Center," "ColorTyme," and "RimTyme."

Forward-Looking Statements
This press release and the guidance above contain forward-looking statements that involve risks and uncertainties. Such forward-looking statements generally can be identified by the use of forward-looking terminology such as "may," "will," "expect," "intend," "could," "estimate," "should," "anticipate," or "believe," or the negative thereof or variations thereon or similar terminology. The Company believes that the expectations reflected in such forward-looking statements are accurate. However, there can be no assurance that such expectations will occur. The Company's actual future performance could differ materially from such statements. Factors that could cause or contribute to such differences include, but are not limited to: the general strength of the economy and other economic conditions affecting consumer preferences and spending; factors affecting the disposable income available to the Company's current and potential customers; changes in the unemployment rate; difficulties encountered in improving the financial and operational performance of the Company's business segments; failure to manage the Company's store labor (including overtime pay) and other store expenses; the Company’s ability to develop and successfully execute strategic initiatives; disruptions caused by the implementation and operation of the Company's new store information management system, including capacity-related outages; the Company’s ability to successfully market smartphones and related services to its customers; the Company's ability to develop and successfully implement virtual or e-commerce capabilities; failure to achieve the anticipated profitability enhancements from the changes to the 90 day option pricing program and the development of dedicated commercial sales capabilities; disruptions in the Company's supply chain; limitations of, or disruptions in, the Company's distribution network; rapid inflation or deflation in the prices of the Company's products; the Company's ability to execute and the effectiveness of a store consolidation, including the Company's ability to retain the revenue from customer accounts merged into another store location as a result of a store consolidation; the Company's available cash flow; the Company's ability to identify and successfully market products and services that appeal to its customer demographic; consumer preferences and perceptions of the Company's brand; uncertainties regarding the ability to open new locations; the Company's ability to acquire additional stores or customer accounts on favorable terms; the Company's ability to control costs and increase profitability; the Company's ability to retain the revenue associated with acquired customer accounts and enhance the performance of acquired stores; the Company's ability to enter into new and collect on its rental or lease purchase agreements; the passage of legislation adversely affecting the rent-to-own industry; the Company's compliance with applicable statutes or regulations governing its transactions; changes in interest rates; adverse changes in the economic conditions of the industries, countries or markets that the Company serves; information technology and data security costs; the impact of any breaches in data security or other disturbances to the Company's information technology and other networks and the Company's ability to protect the integrity and security of individually identifiable data of its customers and employees; changes in the Company's stock price, the number of shares of common stock that it may or may not repurchase, and future dividends, if any; changes in estimates relating to self-insurance liabilities and income tax and litigation reserves; changes in the Company's effective tax rate; fluctuations in foreign currency exchange rates; the Company's ability to maintain an effective system of internal controls; the resolution of the Company's litigation; and the other risks detailed from time to time in the Company's SEC reports, including but not limited to, its Annual Report on Form 10-K for the year ended December 31, 2015, and its Quarterly Reports on Form 10-Q for the quarters ended March 31, 2016, June 30, 2016, and September 30, 2016. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this press release. Except as required by law, the Company is not obligated to publicly release any revisions to these forward-looking statements to reflect the events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.
Contact for Rent-A-Center, Inc.:
Maureen Short
Interim CFO
(972) 801-1899
maureen.short@rentacenter.com